Exhibit 99.1

SUBJECT TO APPLICABLE CONFIDENTIALITY AGREEMENTS AND FRE 408

STRICTLY CONFIDENTIAL	18 JANUARY 2012

EASTMANKODAK COMPANY

Exhibit A: MNPI Package for Certain Second Lien Noteholders

Disclaimer

This presentation includes material non-public information, including projections and other forward-looking information. Kodak management has prepared this material based upon available information and internal projections. Estimates contained herein are provided for discussion purposes only and are not intended as statements of fact or assurances of future events or future results.

The information disclosed in this presentation and in our discussion should be treated as confidential information under the terms of all applicable confidentiality agreements.

MNPI Disclosure to Certain Second Lien Noteholders

The following Material Non-Public Information is being provided by Eastman Kodak Company (the “Company”) pursuant to confidentiality agreements entered into with certain holders of the Company’s 9.75% Senior Secured Notes due 2018 and 10.625% Senior Secured Notes due 2019 (the “Second Lien Notes”)

—	The Company and certain subsidiaries are preparing to file for chapter 11 in the Southern District of New York as soon as Thursday, January 19, 2012

— preliminary summary of selected terms of the Company’s proposed $950 million debtor-in-possession financing (“DIP Facility”) follows on page 3

— Page 4 includes a summary of certain terms of the Intercreditor Agreement(1) as well as related terms of the proposed DIP Facility

The First Lien Cap as defined in the Intercreditor Agreement was $969 million as of September 30, 2011 and based upon preliminary, unaudited results for the quarter ended December 31, 2011 is currently estimated to have been $874 million at that date

??Section 5.02 of the Intercreditor Agreement provides for consents, waivers and other agreements by the Second Lien Creditors in respect of the DIP Financing if the amount of the DIP Financing does not exceed the First Lien Cap plus $100 million

??Draft pro forma 13 week cashflow projections for the Company and its US subsidiaries as of January 17, 2012 follow on page 5

??284 Partners, LLC performed an independent valuation of the Company’s digital imaging patent portfolio as of January 13, 2012, arriving at a valuation of $2.2 to $2.6 billion

??The Company intends to retain Dominic DiNapoli, Vice Chairman of FTI Consulting, as Chief

Restructuring Officer under terms which are acceptable to the administrative agent of the proposed DIP facility

(1) Intercreditor Agreement, Dated as of March 5, 2010 among Citicorp USA, Inc., as First Lien Representative, The Bank of New York Mellon, as Second Lien Representative, Eastman Kodak Company and the Other Grantors Named Herein

SUBJECT TO APPLICABLE CONFIDENTIALITY AGREEMENTS AND FRE 408

E A S T M A N K O D A K C O M P A N Y S T R I C T L Y C O N F I D E N T I A L

Preliminary Summary of Selected Terms of Proposed DIP Facility

BORROWER	?Eastman Kodak Company and Kodak Canada
ARRANGER	?Citigroup Global Markets Inc.
TOTAL FACILITY SIZE	?Up to $950mm
?$250mm (fully available upon entry of the interim funding order)
?U.S. Facility: $225mm

ABL FACILITY SIZE	?Canadian Facility: $25mm

?LC Subfacility: $200mm

?Up to $700mm
TERM LOAN FACILITY	?Interim Funding: $450mm

SIZE	?Final Funding: Up to $250mm

ABL COLLATERAL

?First priority security interest in cash and cash collateral (incl. any investments of such cash, but excl. proceeds of term loan collateral), deposit accounts, inventory, M&E, AR and all related contracts, contract rights, documents, instruments or other evidences of indebtedness, payment intangibles, letter-of-credit rights and other supporting obligations and other claims or causes of action to the extent they include cash and cash collateral (incl. any investments of such cash), deposit accounts, inventory, M&E and AR

?Junior priority security interest in the term loan collateral
TERM LOAN	?First priority security interest in all assets not included in ABL collateral
COLLATERAL	?Junior priority security interest in the ABL collateral
MATURITY	?18 months, with certain customary termination provisions

SUBJECT TO APPLICABLE CONFIDENTIALITY AGREEMENTS AND FRE 408

E A S T M A N K O D A K C O M P A N Y S T R I C T L Y C O N F I D E N T I A L

Selected Terms of Intercreditor Agreement & Related Terms of Proposed DIP Facility

INTERCREDITOR AGREEMENT
	REQUIREMENT		PROPOSED DIP STRUCTURE/ TERM
SECTION 5.02. FINANCING MATTERS	■ $	??Aggregate amount of DIP Financing, together with any First Lien Obligations not repaid with DIP Financing shall not exceed First Lien Cap plus 100 million	■	?? The aggregate amount of the commitments under? the DIP Facility	(which would roll-up all First Lien Obligations) does not exceed an amount equal to the First Lien Cap plus $100 million
SECTION 5.04. ADEQUATE PROTECTION	■

??Second Lien
Representative/
Secured Parties
reserve the
right to seek
adequate
protection in
the form of a
subordinated
replacement
lien on
additional
collateral
granted to First
Lien
Obligations
and/or DIP
Lender, and a
superpriority
administrative
adequate
protection
claim, in each
case
subordinate to
the liens and
priority claims
granted to the
DIP Financing
and First Lien
Secured Parties,
as the case may
be

			■	??Holders of the Second Lien Notes will be primed by the DIP Facility

(which will
roll-up the
prepetition
first lien
obligations)
and DIP
Facility will
be granted
superpriority
administrative
claim. Holders
of the Second
Lien Notes
whose cash
collateral will
be used by the
debtors, and
whose liens
will be
primed, will
receive under
the Interim
Order and
Final Order as
adequate
protection for
any
diminution in
their collateral
value (i)
priority liens
on the DIP
Collateral that
are junior only
to the liens
securing the
DIP Facility,
and a
superpriority
administrative
claim as
provided for in
section 507(b)
of the
Bankruptcy
Code, junior
to the DIP
Facility
superpriority
claims

SUBJECT TO APPLICABLE CONFIDENTIALITY AGREEMENTS AND FRE 408

E A S T M A N K O D A K C O M P A N Y S T R I C T L Y C O N F I D E N T I A L

Draft Pro Forma U.S. 13 Week Cash Flow Projections (as of 1/17/12)

($ in millions)

	1	2	3		4	5		6		7			8		9			10		11		12		13
	Projected	Projected	Projected		Projected	Projected		Projected		Projected			Projected		Projected			Projected		Projected		Projected		Projected
	Pre?Petition	Post?Petition Post?Petition Post?Petition Post?Petition Post?Petition Post?Petition Post?Petition Post?Petition Post?Petition Post?Petition Post?Petition Post?Petition
	Week Ended	Week Ended	Week Ended		Week Ended	Week Ended		Week Ended		Week Ended			Week Ended		Week Ended			Week Ended		Week Ended		Week Ended		Week Ended	Total
	01/13/12	01/20/12	01/27/12		02/03/12	02/10/12		02/17/12		02/24/12			03/02/12		03/09/12			03/16/12		03/23/12		03/30/12		04/06/12
CASH RECEIPTS:
Operating Receipts	$35.0	$32.9		$38.0	$34.8		$31.5		$31.5		$26.0			$26.3		$33.6			$33.6	$33.6			$47.0	$30.2		$434.1
Net Intercompany Trade Receipts	?				35.0 ? ?						?			35.0 ? ?						?			35.0 ? ? 105.0
(1)
Other Receipts	?			0.4 ? ? 3.?4 ? ? ? 45.?4 ?																						49.3
Total Receipts	$35.0	$32.9		$38.4	$69.8		$31.5		$31.5		$29.4			$61.3		$33.6			$33.6	$33.6			$127.4	$30.2		$588.4
CASH DISBURSEMENTS:
General Disbursements	(33.8)	(31.8)		(67.8)	(32.7)		(31.1)		(31.1)		(24.7)			(37.2)		(34.2)			(34.2)	(32.8)			(35.5)	(15.2)		(442.2)
Payroll/Benefits	(14.5)	(21.9)		(3.2)	(32.5)		(3.4)		(28.5)		(2.8)			(31.2)		(3.0)			(27.7)	(3.0)			(27.7)	(5.9)		(205.2)
(2)
Other Disbursements	(9.0)	(13.0)			(12.3)		? (4.6)		(9.6)		(4.6)			(12.3)		(4.8)			(9.8)	(4.8)			(12.3)			(97.2)?
Total Disbursements	$(57.3)	$(66.7)		$(71.0)	$(77.5)		$(39.1)		$(69.3)		$(32.2)			$(80.7)		$(42.0)			$(71.7)	$(40.5)			$(75.5)	$(21.0)		$(744.6)
Net Cash Flow, bef. Debt, and Restructuring	$(22.3)	$(33.8)		$(32.6)	$(7.7)		$(7.6)		$(37.8)		$(2.8)			$(19.4)		$(8.3)			$(38.1)	$(6.9)			$51.9	$9.1		$(156.2)
Cumulative	$(22.3)	$(56.0)		$(88.7)	$(96.4)		$(104.0)		$(141.8)		$(144.6)			$(164.0)		$(172.3)			$(210.4)	$(217.3)			$(165.3)	$(156.2)		$(156.2)
RESTRUCTURING/DIP RELATED
(3) (4)
Restructuring Related, Fees and Interest Expense	(7.8)	(52.2)		(28.4)	(29.8)		(29.8)		(49.0)		(4.1)								(0.?4)	(6.1	)?(0.6)					? (207.9)
Total Restructuring/Interest Related	$(7.8)	$(52.2)		$(28.4)	$(29.8)		$(29.8)		$(49.0)		$(4.1)		$		$			$	? (0.4)	$(6.?1)		$		$(0.6)	$	? (207.9)
Net Cash Flow, before Draw (Repay)	$(30.1)	$(85.9)		$(61.0)	$(37.5)		$(37.4)		$(86.7)		$(6.8)			$(19.4)		$(8.3)			$(38.5)	$(13.0)			$51.9	$8.5		$(364.2)
Cumulative	$(30.1)	$(116.0)		$(177.0)	$(214.5)		$(251.9)		$(338.6)		$(345.5)			$(364.9)		$(373.2)			$(411.7)	$(424.6)			$(372.7)	$(364.2)		$(364.2)
DIP Term Loan Draw/(Repay)	?	450.0					?		250.?0 ?							? ? ?	(15.?0) ?									685.0 ?
Repayment of Pre?Petition Revolver	(0.0)	(100.0)					?		?		?					?			?	??			?	?		(100.?0)
DIP ABL Draw/(Repay)	?						??		?		(0.0	) ?		0.0 ?		0.0			0.0	(0.0)			(0.0)	0.0		0.0
Net Cash Flow	$(30.1)	$264.1		$(61.0)	$(37.5)		$(37.4)		$163.3		$(6.8)			$(19.4)		$(8.3)			$(38.5)	$(13.0)			$36.9	$8.5		$220.8
Cumulative	$(30.1)	$234.0		$173.0	$135.5		$98.1		$261.4		$254.5			$235.1		$226.8			$188.3	$175.4			$212.3	$220.8		$220.8
Beginning Operating Cash Balance	$115.0	$84.9		$349.0	$288.0		$250.5		$213.1		$376.4			$369.6		$350.2			$341.8	$303.3			$290.4	$327.3		$115.0
Ending Operating Cash Balance	$84.9	$349.0		$288.0	$250.5		$213.1		$376.4		$369.6			$350.2		$341.8			$303.3	$290.4			$327.3	$335.9		$335.9
Beginning Pre?Petition Revolver	$100.0	$100.0	$		$	?$		$	?	$	?		$	?	$	?		$	?	$ ?		$	?	$ ?		$100.? 0
Ending Pre?Petition Revolver	$100.0	$	$	?$		$	?	$	?	$	?		$	?	$	?		$	?	$ ?		$	?	$ ?	$	?
Beginning DIP ABL	$ ?	$	$		$ ?	$	?	$	?	$	?			$(0.?0)	$	?			$0.0	$ ?0.0			$0.0	$	$
(5) (6)
Ending DIP ABL	$ ?	$	$		$ ?	$	?	$	?	$	?	(0.0)	$	?		$0.0		$	?0.0	$0.0		$		$0.0	$	?0.0
Beginning DIP Term Loan	$ ?	$		$450.0	$450.?0		$450.0		$450.0		$700.0			$700.0		$700.0			$700.0	$700.0			$700.0	$685.0	$
Ending DIP Term Loan	$ ?	$450.0		$450.0	$450.0		$450.0		$700.0		$700.0			$700.0		$700.0			$700.0	$700.0			$685.0	$685.0		$685.0